UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2017

Cobalt International Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34579	27-0821169
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cobalt Center 920 Memorial City Way, Suite 100 Houston, Texas		77024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 579-9100

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Cobalt International Energy, Inc. (the “Company”), on December 14, 2017, the Company and certain of its U.S. affiliates (together with the Company, the “Debtors”) filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors’ chapter 11 cases are being jointly administered under the caption In re Cobalt International Energy, Inc., et al., Case No. 17-36709 (together, the “Chapter 11 Cases”). Bankruptcy Court filings and other information related to the Chapter 11 Cases are available at a website administered by the notice and claims agent at www.kccllc.net/cobalt.

On December 19, 2017, Cobalt International Energy Angola Ltd., a wholly-owned subsidiary of the Company, and certain other subsidiaries of the Company named therein, executed an agreement (the “Agreement”) with the Angolan National Concessionaire Sociedade Nacional de Combustíveis de Angola — Empresa Pública and Sonangol Pesquisa e Produção, S.A. (collectively, “Sonangol”) to resolve all disputes and transition the Company’s interests in Blocks 20 and 21 offshore Angola (the “Angola Assets”) to Sonangol for $500 million. Pursuant to the Agreement, Sonangol is required to pay an initial non-refundable payment of $150 million on or before February 23, 2018 (the “Initial Payment”) and the final payment of $350 million on or before July 1, 2018 (the “Final Payment”). Within 48 hours of receipt of the Initial Payment, the Company is required under the Agreement to (i) notify the relevant International Chamber of Commerce (“ICC”) arbitral tribunal of the agreement between the Company and Sonangol to terminate the proceedings related to the joint interest receivable owed to the Company for operations on Block 21 offshore Angola (ICC Case No. 22782/TO) (the “JOA Arbitration”) and (ii) notify the relevant ICC arbitral tribunal of the agreement between the Company and Sonangol to extend the procedural timetable by an additional four months for the proceedings related to the purchase and sale agreement (the “PSA Arbitration”) for the sale by the Company to Sonangol of the Angola Assets (ICC Case No. 22781/TO).

The Agreement provides that all debts and obligations of Cobalt and Sonangol to each other are extinguished, except that Cobalt’s claims in the PSA Arbitration will not be extinguished until Cobalt’s receipt of the Final Payment by July 1, 2018. As such, the Company will retain the $250 million previously paid by Sonangol and Sonangol will no longer owe Cobalt the approximately $180 million joint interest receivable at issue in the JOA Arbitration. However, if the Initial Payment is not made by February 23, 2018, the Agreement will automatically be rescinded in all respects. The Agreement will be filed with, and is subject to the approval of, the Bankruptcy Court.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement attached as Exhibit 10.1 hereto.

Item 7.01 Regulation FD Disclosure.

On December 19, 2017, the Company issued a press release announcing the execution of the Agreement. A copy of the press release issued by the Company is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01 is being furnished, not filed, pursuant to Item 7.01. Accordingly, this information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Agreement, dated December 19, 2017, by and between Cobalt International Energy Angola Ltd., Sociedade Nacional de Combustíveis de Angola—Empresa Pública (Sonangol E.P.) and the other parties named therein.

99.1	Press Release dated December 19, 2017.

Forward-Looking Statements

Statements in this Current Report on Form 8-K and the exhibits filed herewith that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties. The ability of the Company to predict results or the actual effects of its plans and strategies is subject to inherent uncertainty. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 14, 2017, under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” as well as subsequent reports on Form 10-Q. Additional risks include, but are not limited to, those associated with the Company’s filing for relief under chapter 11 of the Bankruptcy Code.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2017

Cobalt International Energy, Inc.

By:	/s/ Jeffrey A. Starzec
Name:	Jeffrey A. Starzec
Title:	Executive Vice President and General Counsel